UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 4, 2026

Gyre Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51173	56-2020050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12730 High Bluff Drive Suite 250 San Diego, CA	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 284-0115

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GYRE	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K of Gyre Therapeutics, Inc., a Delaware corporation (the “Company” or “Gyre”), filed on May 4, 2026 (the “Original Report”), in which the Company reported, among other events, the closing of the Merger (as defined in the Original Report) with Cullgen Inc., a Delaware corporation (“Cullgen”), on May 4, 2026 (the “Closing Date”).

This Amendment No. 1 includes (i) the financial statements of Cullgen as of and for the three months ended March 31, 2026 and the year ended December 31, 2025, and (ii) the unaudited pro forma condensed combined balance sheet of Gyre and Cullgen as of March 31, 2026 and the unaudited pro forma condensed combined statement of operations of Gyre and Cullgen for the three months ended March 31, 2026 and the year ended December 31, 2025 and the related notes.

This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries, including Cullgen, subsequent to the filing date of the Original Report. The information previously reported in or filed with the Original Report is hereby incorporated by reference to this Form 8-K/A.

Item 2.02.	Results of Operations and Financial Condition.

This Amendment No. 1 includes (i) the financial statements of Cullgen as of and for the three months ended March 31, 2026 and the year ended December 31, 2025, and (ii) the unaudited pro forma condensed combined balance sheet of Gyre and Cullgen as of March 31, 2026 and the unaudited pro forma condensed combined statement of operations of Gyre and Cullgen for the three months ended March 31, 2026 and the year ended December 31, 2025 and the related notes.

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The financial statements of Cullgen as of and for the three months ended March 31, 2026 and the year ended December 31, 2025, and the related notes thereto are attached as Exhibit 99.1 and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet of Gyre and Cullgen as of March 31, 2026 and the unaudited pro forma condensed combined statement of operations of Gyre and Cullgen for the three months ended March 31, 2026 and the year ended December 31, 2025 and 2024 and the related notes are attached as Exhibit 99.2 and are incorporated herein by reference.

(d) Exhibits

EXHIBIT INDEX

Exhibit	Description
23.1	Consent of Ernst & Young Hua Ming LLP, independent registered public accounting firm of Cullgen Inc.
99.1	Financial statements of Cullgen Inc. as of and for the three months ended March 31, 2026 and the year ended December 31, 2025.
99.2
Unaudited pro forma condensed combined balance sheet of Gyre Therapeutics, Inc. and Cullgen Inc. as of March 31, 2026 and the unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2026 and the years ended December 31, 2025 and 2024.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gyre Therapeutics, Inc.

Date: July 15, 2026	By:	/s/ Ying Luo
	Name:	Ying Luo
	Title:	Chief Executive Officer